SECURITIES AND EXCHANGE COMMISSION

     Washington, D. C. 20549



     FORM 8-K

     CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the
     Securities Exchange Act of 1934


     Date of Report:  October 20, 1994


     BELLSOUTH CORPORATION
     (Exact name of registrant as specified in its charter)



        Georgia                 1-8607                  58-1533433
     (State or other         (Commission              (IRS Employer
     jurisdiction of          File Number)             Identification
     incorporation)                                    No.)


     1155 Peachtree Street, N. E., Atlanta, Georgia 30309-3610
           (Address of principal executive offices)       (Zip Code)


     Registrant's telephone number, including area code (404) 249-2000

Item 5.  Other Events

        Boosted by continued strong customer growth in its core network services and wireless businesses, BellSouth Corporation reported the best third quarter in its history. Earnings per share (EPS) of $1.01 increased from a reported 88 cents in the same quarter of 1993, marking the third time in a row BellSouth has had record EPS for a calendar quarter.

        Last year's third quarter EPS reflected unusual charges totaling 9 cents per share for the nine-month impact of the higher corporate income tax rate and debt refinancing. Excluding the unusual charges, third quarter 1993 EPS on an operating basis was 97 cents.

        Net income was $499.5 million in the third quarter of 1994, compared with $434.6 million in the same quarter of 1993 ($484.5 million before the unusual charges). Revenues of $4.20 billion were up 4.6 percent compared with the third quarter a year earlier. Quarterly operating expenses increased 3.2 percent.

        Buoyed by a solid regional economy and strong demand from consumers for second telephone lines, BellSouth's access line growth continued its brisk 1994 pace in the third quarter. The largest base of customer access lines in the country grew to 19,993,200, increasing by a third quarter record of 246,800. This is an annual growth rate of 4.4 percent. So far in 1994, BellSouth has connected nearly 5,000 net new customers per business day to its wireline telecommunications network.

        BellSouth's cellular business also continued its remarkable growth, both in the U.S. and abroad. Based on BellSouth's ownership percentages, U.S. cellular customers increased to 1,929,800, up 546,100, or 39 percent, since last September 30. Domestic net income was $61.3 million.

        In overseas markets, BellSouth's cellular customers increased to 309,100, 113 percent more than a year earlier. The third quarter of 1994 also saw the company's first wholly owned long distance operation, BellSouth Chile, inaugurate domestic and international service in that country. Already in the fourth quarter the company has announced a memorandum of understanding with China Unicom that would make BellSouth one of the major and earliest partners in building cellular, wireless and long distance networks in the world's largest country.

BELLSOUTH CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
 (Unaudited)
(In Millions, Except Per Share Amounts)

                                  For the Three Months      For the Nine Months
                                   Ended September 30,      Ended September 30,
                                    1994         1993        1994        1993
Operating Revenues:
  Network and related services
    Local service                 $1,728.2     $1,669.9    $ 5,117.6   $ 4,912.9
    Interstate access                770.8        759.8      2,338.2     2,227.7
    Intrastate access                226.6        222.6        687.1       655.8
    Toll                             298.4        305.7        899.0       910.8
  Directory advertising
    and publishing                   364.3        364.6      1,105.4     1,088.9
  Wireless communications            528.7        397.5      1,477.0     1,129.1
  Other services                     280.7        294.8        825.6       830.3
     Total Operating Revenues      4,197.7      4,014.9     12,449.9    11,755.5

Operating Expenses:
  Cost of services and products    1,521.8      1,445.2      4,506.4    4,403.5
  Depreciation and amortization      814.1        789.0      2,413.2    2,327.5
  Selling, general
    and administrative               868.1        871.6      2,522.8    2,454.9
     Total Operating Expenses      3,204.0      3,105.8      9,442.4    9,185.9
Operating Income                     993.7        909.1      3,007.5    2,569.6
Interest Expense                     177.3        159.8        496.2      520.6
Other Income (Expense), net          (22.9)         7.9         24.9       33.6

Income before Income Taxes,
  Extraordinary Loss and
  Cumulative Effect of Change
  in Accounting Principle            793.5        757.2      2,536.2    2,082.6
Provision for Income Taxes           294.0        314.8        934.9      795.9
Income Before Extraordinary
  Loss and Cumulative Effect
  of Change in Accounting
  Principle                          499.5        442.4      1,601.3     1,286.7
Extraordinary Loss on Early
  Extinguishment of Debt,
  net of tax                          -            (7.8)        -         (63.2)
Cumulative Effect of Change
  in Accounting Principle,
  net of tax                          -             -           -         (67.4)
     Net Income                   $  499.5     $  434.6    $ 1,601.3   $1,156.1

Weighted Average Common
  Shares Outstanding                 496.7        496.3        496.6      495.9
Dividends Declared
  Per Common Share                $    .69     $    .69    $    2.07   $   2.07
Earnings Per Share:
  Income Before Extraordinary
   Loss and Cumulative Effect of
   Change in Accounting Principle $   1.01     $    .89    $    3.22   $   2.59
  Extraordinary Loss on Early
   Extinguishment of Debt,
   net of tax                          -           (.01)         -         (.12)
  Cumulative Effect of Change
   in Accounting Principle,
   net of tax                          -           -             -         (.14)
     Net Income                   $   1.01     $    .88    $    3.22   $   2.33

BELLSOUTH CORPORATION
CONSOLIDATED BALANCE SHEETS
(In Millions)


                                               September 30,  December 31,
                                                   1994           1993

                                               (Unaudited)

ASSETS
Current Assets:
  Cash and cash equivalents                     $   680.3      $   501.5
  Temporary cash investments                         69.3           49.0
  Accounts receivable, net of allowance for
    uncollectibles of $153.2 and $149.6           2,936.1        2,985.2
  Material and supplies                             445.8          418.7
  Other current assets                              335.6          364.6
                                                  4,467.1        4,319.0

Investments and Advances                          2,511.6        2,039.4

Property, Plant and Equipment, net               25,030.6       24,667.8

Deferred Charges and Other Assets                   522.4          512.2

Intangible Assets, net                            1,420.0        1,334.9

    Total Assets                                $33,951.7      $32,873.3

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Debt maturing within one year                 $ 1,916.7      $ 1,838.6
  Accounts payable                                1,287.5          979.0
  Other current liabilities                       2,675.9        2,943.8
                                                  5,880.1        5,761.4

Long-Term Debt                                    7,466.4        7,380.7

Deferred Credits and Other Liabilities:
  Accumulated deferred income taxes               3,457.3        3,465.3
  Unamortized investment tax credits                463.5          515.9
  Other liabilities and deferred credits          2,551.1        2,255.8
                                                  6,471.9        6,237.0

Shareholders' Equity:
  Common stock, $1 par value                        502.5          501.6
  Paid-in capital                                 8,053.9        8,009.4
  Retained earnings                               6,502.2        5,919.3
  Shares held in trust                             (336.2)        (292.6)
  Guarantee of ESOP debt                           (589.1)        (643.5)
                                                 14,133.3       13,494.2

    Total Liabilities and Shareholders' Equity  $33,951.7      $32,873.3

PRELIMINARY (UNAUDITED)


October 20, 1994

BELLSOUTH FINANCIAL HIGHLIGHTS
SELECTED DATA


                                     Three Months Ended      Three Months Ended
                                     September 30, 1994      September 30, 1993


Return to equity                            14.1%                   12.3%

Return to average total capital             10.7%                    9.6%

Weighted average common shares
 and equivalent shares
 outstanding (millions)                    496.7                    496.3

Earnings per share                      $   1.01                $     .88

Dividend per share                      $    .69                $     .69

Property Additions (millions)           $1,091.4                $   909.1



                                                  At September 30,
                                            1994                    1993

Common shares outstanding (millions)        496.2                  496.0

Debt ratio                                   39.5%                  39.2%

Total Employees                            94,307                 96,830

PRELIMINARY (UNAUDITED)


October 20, 1994

BELLSOUTH FINANCIAL HIGHLIGHTS
SELECTED DATA


                                      Nine Months Ended       Nine Months Ended
                                      September 30, 1994      September 30, 1993


Return to equity                           15.3%                    11.0%

Return to average total capital            11.4%                     9.0%

Weighted average common shares
 and equivalent shares
 outstanding (millions)                    496.6                   495.9

Earnings per share                      $   3.22               $    2.33

Dividend per share                      $   2.07               $    2.07

Property Additions (millions)           $2,704.3               $ 2,611.3

BELLSOUTH TELECOMMUNICATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS
(Unaudited)
(In Millions)

                                 For the Three Months     For the Nine Months
                                  Ended September 30,      Ended September 30,
                                   1994        1993         1994        1993

Operating Revenues:
  Local service                  $1,728.2    $1,669.9      $5,117.6   $4,912.9
  Interstate access                 770.8       759.8       2,338.2    2,227.7
  Intrastate access                 226.6       222.6         687.1      655.8
  Toll                              298.4       305.7         899.0      910.8
  Other                             486.1       489.5       1,435.9    1,398.3
    Total Operating Revenues      3,510.1     3,447.5      10,477.8   10,105.5

Operating Expenses:
   Cost of services
   and products                   1,341.5     1,286.4       3,951.1    3,909.4
   Depreciation and amortization    735.5       722.4       2,192.9    2,138.0
Selling, general
   and administrative               581.7       607.6       1,682.8    1,717.5
    Total Operating Expenses      2,658.7     2,616.4       7,826.8    7,764.9

Operating Income                    851.4       831.1       2,651.0    2,340.6
Interest Expense                    146.2       128.1         408.0      425.0
Other Income (Expense), net           3.8         9.7          13.1       13.3
Income Before Income Taxes,
  Extraordinary Loss and
  Cumulative Effect of Change
  in Accounting Principle           709.0       712.7       2,256.1    1,928.9
Provision for Income Taxes          247.9       271.7         824.1      689.7
Income Before Extraordinary
  Loss and Cumulative Effect
  of Change in Accounting
  Principle                         461.1       441.0       1,432.0    1,239.2
Extraordinary Loss on Early
  Extinguishment of Debt,
  net of tax                         _           (7.8)          -        (63.2)
Cumulative Effect of Change
  in Accounting Principle,
  net of tax                         -           -              -        (64.8)
      Net Income                 $  461.1    $  433.2      $1,432.0   $1,111.2

Retained Earnings:
  At beginning of period         $3,326.1    $3,853.7      $3,180.0   $3,967.0
  Net Income                        461.1       433.2       1,432.0    1,111.2
  Dividends declared               (365.8)     (366.9)     (1,190.6)  (1,158.2)
  Other adjustments                  -           (9.7)          -         (9.7)
  At end of period               $3,421.4    $3,910.3      $3,421.4   $3,910.3

PRELIMINARY (UNAUDITED)

October 20, 1994

BELLSOUTH TELECOMMUNICATIONS FINANCIAL HIGHLIGHTS
SELECTED DATA


                                    Three Months Ended     Three Months Ended
                                    September 30, 1994     September 30, 1993

Property Additions (millions)           $    954.0              $   758.4

Interest Charged Construction           $      5.2              $     6.5
(millions)

Access Minutes of Use (millions):
 Interstate                                14,482.1              13,331.8

 Intrastate                                 4,293.2               3,887.0

IntraLATA toll messages (millions)            387.2                 380.7



                                                 At September 30,
                                            1994                 1993

Debt ratio                                   41.1%                39.6%

Telephone Employees                        79,566               82,717

Network access lines in service
 (thousands)                               19,993               19,154

PRELIMINARY (UNAUDITED)

October 20, 1994

BELLSOUTH TELECOMMUNICATIONS FINANCIAL HIGHLIGHTS
SELECTED DATA


                                     Nine Months Ended     Nine Months Ended
                                     September 30, 1994    September 30, 1993

Property Additions (millions)        $  2,431.6               $ 2,247.9

Interest Charged Construction        $     14.0               $    18.7
(millions)

Access Minutes of Use (millions):
 Interstate                            42,955.2                39,753.2

 Intrastate                            12,473.8                11,281.8

IntraLATA toll messages (millions)      1,171.0                 1,136.9

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




BELLSOUTH CORPORATION



By: /s/Ronald M. Dykes
    Ronald M. Dykes
    Vice President and Comptroller
    October 31, 1994